MERRILL LYNCH
MINNESOTA
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report

January 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Minnesota
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                           #16187 -- 1/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch Minnesota Municipal Bond Fund       January 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1998, long-term bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. During the last three months, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended January 31, 1998, US Treasury bond yields declined approximately 50 basis points (0.50%) to 5.81%.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined dramatically as have taxable US Treasury securities. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, declined only 15 basis points to end the six-month period ended January 31, 1998 at 5.33%. Nevertheless, tax-exempt bond yields have not reached these levels since the mid-1970s.

The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 20% compared to the same three-month period ended January 31, 1997. During the past month, over $16 billion in new long-term municipal securities were underwritten, representing an increase of over 40% compared to the January 1997 level.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected because of reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion -- $220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investors demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December 1997), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
We adopted a slightly defensive investment strategy going into the second half of 1997. We believed that economic growth would resurge and that the Federal Reserve Board would have to raise interest rates in order to keep inflation under control. However, in late October 1997, the Asian equity market turmoil created an increased demand for securities in the US Treasury bond market. In response to the Asian financial crisis and the continued low domestic inflationary environment, we shifted Merrill Lynch Minnesota Municipal Bond Fund toward a more aggressive strategy by early November 1997.

During the six months ended January 31, 1998, new issuance was just over $1.7 billion in the Minnesota tax-exempt bond market. This represented an increase of approximately 5% compared to the same period a year ago. Additionally, the majority of new issuance in Minnesota was dominated by current coupons and lesser call protection, which would not enhance the Fund's overall structure.

Looking ahead, we expect to maintain the Fund's fully invested position. We believe that interest rates will remain in a narrow trading range. We plan to use periods of higher interest rates to structure the portfolio more aggressively. However, an anticipated lack of new issuance in Minnesota may curtail our ability to execute this strategy.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Minnesota
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT D. SNEEDEN
Robert D. Sneeden
Vice President and Portfolio Manager

March 5, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.






Recent Performance Results

                                                                                                 12 Month      3 Month
                                                   1/31/98        10/31/97        1/31/97        % Change     % Change

Class A Shares*                                    $10.84          $10.69         $10.43          +3.93%        +1.40%
Class B Shares*                                     10.84           10.70          10.43          +3.93         +1.31
Class C Shares*                                     10.84           10.70          10.43          +3.93         +1.31
Class D Shares*                                     10.85           10.70          10.44          +3.93         +1.40
Class A Shares -- Total Return*                                                                   +9.33(1)      +2.71(2)
Class B Shares -- Total Return*                                                                   +8.78(3)      +2.48(4)
Class C Shares -- Total Return*                                                                   +8.67(5)      +2.46(6)
Class D Shares -- Total Return*                                                                   +9.22(7)      +2.68(8)
Class A Shares -- Standardized 30-day Yield          4.08%
Class B Shares -- Standardized 30-day Yield          3.74%
Class C Shares -- Standardized 30-day Yield          3.64%
Class D Shares -- Standardized 30-day Yield          3.98%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.538 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.138 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.484 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.124 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.474 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.122 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.528 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.135 per share ordinary income dividends.






Performance Summary -- Class A Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*          % Change**

3/27/92 -- 12/31/92        $10.00            $10.34                 --                   $0.500                + 8.55%
1993                        10.34             10.92              $0.081                   0.636                +12.81
1994                        10.92              9.69                 --                    0.558                - 6.27
1995                         9.69             10.69                 --                    0.550                +16.33
1996                        10.69             10.45                 --                    0.527                + 2.84
1997                        10.45             10.78                 --                    0.539                + 8.55
1/1/98 -- 1/31/98           10.78             10.84                 --                    0.037                + 0.99
                                                           Total $0.081            Total $3.347
                                                                        Cumulative total return as of 1/31/98: +50.51%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*          % Change**

3/27/92 -- 12/31/92        $10.00            $10.34                 --                   $0.460                + 8.13%
1993                        10.34             10.92              $0.081                   0.581                +12.24
1994                        10.92              9.70                 --                    0.506                - 6.65
1995                         9.70             10.69                 --                    0.497                +15.62
1996                        10.69             10.45                 --                    0.474                + 2.31
1997                        10.45             10.78                 --                    0.485                + 8.00
1/1/98 -- 1/31/98           10.78             10.84                 --                    0.033                + 0.94
                                                           Total $0.081            Total $3.036
                                                                        Cumulative total return as of 1/31/98: +46.10%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94       $9.99             $9.70                  --                   $0.095                - 1.94%
1995                        9.70             10.69                  --                    0.485                +15.49
1996                       10.69             10.45                  --                    0.463                + 2.21
1997                       10.45             10.79                  --                    0.474                + 7.99
1/1/98 -- 1/31/98          10.79             10.84                  --                    0.033                + 0.84
                                                                                   Total $1.550
                                                                        Cumulative total return as of 1/31/98: +26.05%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94       $9.99            $9.70                   --                   $0.106                - 1.83%
1995                        9.70            10.70                   --                    0.540                +16.20
1996                       10.70            10.46                   --                    0.517                + 2.74
1997                       10.46            10.79                   --                    0.529                + 8.43
1/1/98 -- 1/31/98          10.79            10.85                   --                    0.037                + 0.98
                                                                                   Total $1.729
                                                                        Cumulative total return as of 1/31/98: +28.33%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                                % Return Without        % Return With
                                  Sales Charge          Sales Charge**
Class A Shares*
Year Ended 12/31/97                  +8.55%                 +4.21%
Five Years Ended 12/31/97            +6.54                  +5.68
Inception (3/27/92)
through 12/31/97                     +7.17                  +6.41

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                    % Return              % Return
                                  Without CDSC           With CDSC**
Class B Shares*
Year Ended 12/31/97                  +8.00%                 +4.00%
Five Years Ended 12/31/97            +6.01                  +6.01
Inception (3/27/92)
through 12/31/97                     +6.62                  +6.62

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                    % Return              % Return
                                  Without CDSC           With CDSC**
Class C Shares*
Year Ended 12/31/97                  +7.99%                 +6.99%
Inception (10/21/94)
through 12/31/97                     +7.23                  +7.23

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.



                                % Return Without        % Return With
                                  Sales Charge          Sales Charge**
Class D Shares*
Year Ended 12/31/97                  +8.43%                 +4.10%
Inception (10/21/94)
through 12/31/97                     +7.79                  +6.42

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.





Merrill Lynch Minnesota Municipal Bond Fund                                                                   January 31, 1998

SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

S&P               Moody's           Face                                                                               Value
Ratings           Ratings          Amount                      Issue                                                 (Note 1a)


Minnesota -- 98.6%

NR*               A3             $1,475       Alexandria, Minnesota, Independent School District No. 206, UT,
                                              Series A, 6.30% due 2/01/2010                                           $1,605
A1+               Aa3             2,225       Anoka County, Minnesota, Solid Waste Disposal Revenue Bonds
                                              (National Rural Utilities), AMT, Series A, 6.95% due 12/01/2008          2,392
AAA               Aaa             1,375       Bass Brook, Minnesota, PCR, Refunding (Minnesota Power and
                                              Light Company Project), 6% due 7/01/2022 (b)                             1,481
A1+               NR*               100       Beltrami County, Minnesota, Environmental Control Revenue
                                              Refunding Bonds  (Northwood Panelboard Co. Project), VRDN,
                                              3.65% due 12/01/2021 (a)                                                   100
NR*               A3              1,000       Clay County, Minnesota, Housing and Redevelopment Authority, Lease
                                              Revenue Bonds, 6.50% due 2/01/2014                                       1,075
A-                NR*             1,000       Cloquet, Minnesota, PCR, Refunding (Potlatch Corporation Projects),
                                              5.90% due 10/01/2026                                                     1,060
AAA               NR*             3,530       Coon Rapids, Minnesota, M/F Housing Revenue Refunding Bonds
                                              (Browns Meadow), AMT, 6.85% due 8/01/2033 (h)                            3,735
AAA               Aaa             1,215       Kenyon Wanamingo, Minnesota, Independent School District No. 2172,
                                              UT, 5.90% due 2/01/2015 (b)                                              1,309
                                              Lakeville, Minnesota, Independent School District No. 194, UT,
                                              Series B (f):
NR*               Aaa             1,000       5.476%** due 2/01/2018                                                     353
NR*               Aaa             2,770       5.50%** due 2/01/2020                                                      872
                                              Minneapolis and Saint Paul, Minnesota, Housing and Redevelopment
                                              Authority, Health Care System Revenue Bonds:
AAA               Aaa             1,250       (Children's Healthcare), Series A, 5.70% due 8/15/2016 (f)               1,320
A-                A               2,000       (Group Health Plan Incorporated Project), 6.90% due 10/15/2022           2,212
AA                A1                200       Minneapolis, Minnesota, Community Development Agency, PCR
                                              (Northern States Power Co. Project), VRDN, 3.60% due 3/01/2011 (a)         200
AA                Aa2             2,000       Minneapolis, Minnesota, Revenue Bonds (University Gateway Project),
                                              Series A, 5.25% due 12/01/2024                                           2,024
AAA               Aaa             1,500       Minneapolis, Minnesota, Sales Tax Refunding Bonds, GO, UT, 6.25%
                                              due 4/01/2012                                                            1,637
AAA               Aaa             1,300       Minnesota Public Facilities Authority, Water, PCR, Series A, 6.50%
                                              due 3/01/2002 (g)                                                        1,442
AAA               Aaa             1,500       Minnesota State, GO, UT, 6% due 10/01/2014                               1,627
                                              Minnesota State, HFA, S/F Mortgage:
AA+               Aa2             1,750       AMT, Series E, 6.85% due 1/01/2024                                       1,856
AA+               Aa2             1,400       AMT, Series L, 6.70% due 7/01/2020                                       1,492
AA+               Aa2               800       Series A, 6.95% due 7/01/2016                                              860
AA+               Aa2             1,545       Series D-1, 6.50% due 1/01/2017                                          1,643
AAA               NR*             1,000       Minnesota State Higher Educational Facilities Authority,
                                              Mortgage Revenue Bonds (Augsburg College), Series 3-G, 6.50%
                                              due 1/01/2011 (c)                                                        1,057
NR*               A2                740       Minnesota State Higher Educational Facilities Authority
                                              Revenue Bonds (Saint Thomas University), Series 4-P, 5.40%
                                              due 4/01/2023                                                              754
                                              Minnesota State Higher Educational Facilities Authority, Revenue
                                              Refunding Bonds  (Macalester College), Series 3-J:
NR*               Aa3               550       6.30% due 3/01/2014                                                        588
NR*               Aa3             2,250       6.40% due 3/01/2022                                                      2,410
NR*               A                 750       Northfield, Minnesota, College Facilities Revenue Refunding Bonds
                                              (Saint Olaf College Project), 6.40% due 10/01/2021                         816
AA                A1                200       Red Wing, Minnesota, PCR (Northern States Power Company Project),
                                              VRDN, 3.60% due 3/01/2011 (a)                                              200
AA+               NR*             3,450       Rochester, Minnesota, Health Care Facilities Revenue Bonds
                                              (Mayo Foundation), IRS, Series H, 8.118% due 11/15/2015 (I)              4,045
AAA               Aaa             1,000       Saint Francis, Minnesota, Independent School District No. 015, UT,
                                              Series A, 6.35% due 2/01/2013 (f)                                        1,134
                                              Saint Paul, Minnesota, Housing and Redevelopment Authority
                                              Revenue Bonds:
A-                NR*             1,750       Parking, Series A, 6.55% due 8/01/2000 (g)                               1,891
AAA               NR*               840       Refunding, S/F Mortgage, Series C, 6.95% due 12/01/2031 (e)                905
                                              Sartell, Minnesota, Refunding (Champion International):
BBB               Baa1              990       IDR, 6.95% due 7/01/2012                                                 1,082
BBB               Baa1              665       PCR, 6.95% due 10/01/2012                                                  731
AAA               Aaa               795       Western Minnesota Municipal Power Agency, Power Supply Revenue
                                              Bonds, Series A, 6.375% due 1/01/2016 (d)                                  902

Total Investments (Cost -- $43,175) -- 98.6%                                                                          46,810

Other Assets Less Liabilities -- 1.4%                                                                                    651
                                                                                                                  ----------
Net Assets -- 100.0%                                                                                                 $47,461
                                                                                                                  ==========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1998.
(b) MBIA Insured.
(c) Connie Lee Insured.
(d) Escrowed to Maturity.
(e) FNMA Collateralized.
(f) FSA Insured.
(g) Prerefunded.
(h) FHA Insured.
(I) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1998.
 *  Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Minnesota Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDR   Industrial Development Revenue Bonds
IRS   Inverse Rate Securities
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
S/F   Single-Family
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1998

Assets:               Investments, at value (identified cost -- $43,175,047)(Note 1a)                            $46,810,113
                      Cash                                                                                             6,864
                      Receivables:
                      Interest                                                                    $750,577
                      Beneficial interest sold                                                     261,615         1,012,192
                                                                                             -------------
                      Prepaid registration fees and other assets (Note 1e)                                            12,702
                                                                                                               -------------
                      Total assets                                                                                47,841,871
                                                                                                               -------------

Liabilities:          Payables:
                      Beneficial interest redeemed                                                 235,132
                      Dividends to shareholders (Note 1f)                                           35,714
                      Investment adviser (Note 2)                                                   22,236
                      Distributor (Note 2)                                                          17,351           310,433
                                                                                             -------------
                      Accrued expenses and other liabilities                                                          70,659
                                                                                                               -------------
                      Total liabilities                                                                              381,092
                                                                                                               =============

Net Assets:           Net assets                                                                                 $47,460,779
                                                                                                               =============

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                              $58,437
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                              358,607
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                               13,036
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                7,785
                      Paid-in capital in excess of par                                                            44,254,003
                      Accumulated realized capital losses on investments -- net (Note 5)                            (866,155)
                      Unrealized appreciation on investments -- net                                                3,635,066
                                                                                                               -------------
                      Net assets                                                                                 $47,460,779
                                                                                                               =============

Net Asset Value:      Class A -- Based on net assets of $6,333,210 and 584,366 shares of
                      beneficial interest outstanding                                                                 $10.84
                                                                                                               =============
                      Class B -- Based on net assets of $38,870,044 and 3,586,071 shares of
                      beneficial interest outstanding                                                                 $10.84
                                                                                                               =============
                      Class C -- Based on net assets of $1,413,172 and 130,356 shares of
                      beneficial interest outstanding                                                                 $10.84
                                                                                                               =============
                      Class D -- Based on net assets of $844,353 and 77,848 shares of
                      beneficial interest outstanding                                                                 $10.85
                                                                                                               =============

                      See Notes to Financial Statements.






Statement of Operations
                                                                                                    For the Six Months Ended
                                                                                                        January 31, 1998


Investment Income     Interest and amortization of premium and discount earned                                 $1,421,775
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                      $132,586
                      Account maintenance and distribution fees -- Class B (Note 2)           100,709
                      Professional fees                                                        29,664
                      Accounting services (Note 2)                                             15,113
                      Transfer agent fees -- Class B (Note 2)                                  14,271
                      Printing and shareholder reports                                         13,921
                      Registration fees (Note 1e)                                               7,834
                      Account maintenance and distribution fees -- Class C (Note 2)             3,709
                      Custodian fees                                                            2,102
                      Transfer agent fees -- Class A (Note 2)                                   1,767
                      Trustees' fees and expenses                                               1,396
                      Transfer agent fees -- Class C (Note 2)                                     441
                      Account maintenance fees -- Class D (Note 2)                                423
                      Transfer agent fees -- Class D (Note 2)                                     256
                                                                                        -------------
                      Total expenses                                                                              324,192
                                                                                                            -------------
                      Investment income -- net                                                                  1,097,583
                                                                                                            -------------

Realized &            Realized gain on investments -- net                                                         295,120
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                     236,788
Investments -- Net                                                                                          -------------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                     $1,629,491
                                                                                                            =============

                      See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                           Jan. 31, 1998      July 31, 1997

Operations:            Investment income -- net                                               $1,097,583          $2,404,683
                       Realized gain on investments -- net                                       295,120             896,743
                       Change in unrealized appreciation on investments -- net                   236,788           1,244,511
                                                                                           -------------       -------------
                       Net increase in net assets resulting from operations                    1,629,491           4,545,937
                                                                                           -------------       -------------

Dividends &            Investment income -- net:
Distibutions to        Class A                                                                  (146,061)           (280,685)
Shareholders           Class B                                                                  (903,675)         (2,028,556)
(Note 1f):             Class C                                                                   (27,111)            (54,617)
                       Class D                                                                   (20,736)            (40,825)
                       Realized gain on investment -- net:
                       Class A                                                                    (2,415)                 --
                       Class B                                                                   (15,059)                 --
                       Class C                                                                      (477)                 --
                       Class D                                                                      (317)                 --
                                                                                           -------------       -------------
                       Net decrease in net assets resulting from dividends and
                       distributions to shareholders                                          (1,115,851)         (2,404,683)
                                                                                           -------------       -------------

Beneficial Interest    Net decrease in net assets derived from beneficial
Transactions           interest transactions                                                  (1,841,392)         (9,836,070)
(Note 4):                                                                                  -------------       -------------

Net Assets:            Total decrease in net assets                                           (1,327,752)         (7,694,816)
                       Beginning of period                                                    48,788,531          56,483,347
                                                                                           -------------       -------------
                       End of period                                                         $47,460,779         $48,788,531
                                                                                           =============       =============

                      See Notes to Financial Statements.






Financial Highlights

                                                                                               Class A
The following per share data and ratios have been derived         For the Six
from information provided in the financial statements.            Months Ended              For the Year Ended July 31,
                                                                  Jan. 31, 1998       1997       1996        1995        1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period            $10.72         $10.28      $10.31      $10.33      $10.83
Operating                                                         ---------      ---------   ---------   ---------   ---------
Performance:         Investment income -- net                           .27            .53         .54         .55         .55
                     Realized and unrealized gain (loss) on
                     investments -- net                                 .12            .44        (.03)       (.02)       (.35)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Total from investment operations                   .39            .97         .51         .53         .20
                                                                  ---------      ---------   ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                          (.27)          (.53)       (.54)       (.55)       (.55)
                     Realized gain on investments -- net                 --+            --          --          --          --
                     In excess of realized gain on
                     investments -- net                                  --             --          --          --        (.15)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Total dividends and distributions                 (.27)          (.53)       (.54)       (.55)       (.70)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Net asset value, end of period                  $10.84         $10.72      $10.28      $10.31      $10.33
                                                                  =========      =========   =========   =========   =========

Total Investment     Based on net asset value per share                3.75%++++      9.71%       4.98%       5.44%       1.87%
Return:**                                                         =========      =========   =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                     .90%*          .92%        .84%        .75%        .69%
Net Assets:                                                       =========      =========   =========   =========   =========
                     Expenses                                           .90%*          .92%        .95%        .92%       1.03%
                                                                  =========      =========   =========   =========   =========
                     Investment income -- net                          5.00%*         5.09%       5.16%       5.51%       5.18%
                                                                  =========      =========   =========   =========   =========

Supplemental         Net assets, end of period (in thousands)        $6,333         $5,390      $5,884      $6,936      $8,810
Data:                                                             =========      =========   =========   =========   =========
                     Portfolio turnover                               15.76%         28.42%      53.99%      22.36%      58.67%
                                                                  =========      =========   =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Amount is less than $.01 per share.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                               Class B
The following per share data and ratios have been derived         For the Six
from information provided in the financial statements.            Months Ended              For the Year Ended July 31,
                                                                  Jan. 31, 1998       1997       1996        1995        1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period            $10.72         $10.28      $10.31      $10.33      $10.83
Operating                                                         ---------      ---------   ---------   ---------   ---------
Performance:         Investment income -- net                           .24            .48         .48         .50         .50
                     Realized and unrealized gain (loss) on
                     investments -- net                                 .12            .44        (.03)       (.02)       (.35)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Total from investment operations                   .36            .92         .45         .48         .15
                                                                  ---------      ---------   ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                          (.24)          (.48)       (.48)       (.50)       (.50)
                     Realized gain on investments -- net                 --+            --          --          --          --
                     In excess of realized gain on
                     investments -- net                                  --             --          --          --        (.15)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Total dividends and distributions                 (.24)          (.48)       (.48)       (.50)       (.65)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Net asset value, end of period                  $10.84         $10.72      $10.28      $10.31      $10.33
                                                                  =========      =========   =========   =========   =========

Total Investment     Based on net asset value per share                3.48%++++      9.15%       4.44%       4.91%       1.35%
Return:**                                                         =========      =========   =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                    1.41%*         1.43%       1.35%       1.27%       1.21%
Net Assets:                                                       =========      =========   =========   =========   =========
                     Expenses                                          1.41%*         1.43%       1.46%       1.44%       1.54%
                                                                  =========      =========   =========   =========   =========
                     Investment income -- net                          4.49%*         4.58%       4.64%       5.00%       4.70%
                                                                  =========      =========   =========   =========   =========

Supplemental         Net assets, end of period (in thousands)       $38,870        $41,274     $48,696     $52,023     $56,960
Data:                                                             =========      =========   =========   =========   =========
                     Portfolio turnover                               15.76%         28.42%      53.99%      22.36%      58.67%
                                                                  =========      =========   =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Amount is less than $.01 per share.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.







                                                                                              Class C
                                                                           For                                 For the
                                                                         the Six                               Period
The following per share data and ratios have been derived                 Months                               Oct. 21,
from information provided in the financial statements.                    Ended           For the Year         1994++ to
                                                                         Jan. 31,         Ended July 31,       July 31,
                                                                           1998          1997        1996         1995
Increase (Decrease) in Net Asset Value:


Per Share            Net asset value, beginning of period                  $10.72        $10.28      $10.31        $9.99
Operating                                                               ---------     ---------   ---------    ---------
Performance:         Investment income -- net                                 .24           .47         .47          .37
                     Realized and unrealized gain (loss) on
                     investments -- net                                       .12           .44        (.03)         .32
                                                                        ---------     ---------   ---------    ---------
                     Total from investment operations                         .36           .91         .44          .69
                                                                        ---------     ---------   ---------    ---------
                     Less dividends and distributions:
                     Investment income -- net                                (.24)         (.47)       (.47)        (.37)
                     Realized gain on investments -- net                       --+           --          --           --
                                                                        ---------     ---------   ---------    ---------
                     Total dividends and distributions                       (.24)         (.47)       (.47)        (.37)
                                                                        ---------     ---------   ---------    ---------
                     Net asset value, end of period                        $10.84        $10.72      $10.28       $10.31
                                                                        =========     =========   =========    =========

Total Investment     Based on net asset value per share                      3.43%++++     9.04%       4.33%        7.13%++++
Return:**                                                               =========     =========   =========    =========

Ratios to Average    Expenses, net of reimbursement                          1.51%*        1.53%       1.48%        1.46%*
Net Assets:                                                             =========     =========   =========    =========
                     Expenses                                                1.51%*        1.53%       1.57%        1.61%*
                                                                        =========     =========   =========    =========
                     Investment income -- net                                4.39%*        4.48%       4.50%        4.70%*
                                                                        =========     =========   =========    =========

Supplemental         Net assets, end of period (in thousands)              $1,413        $1,201      $1,219         $375
Data:                                                                   =========     =========   =========    =========
                     Portfolio turnover                                     15.76%        28.42%      53.99%       22.36%
                                                                        =========     =========   =========    =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Amount is less than $.01 per share.
                  ++ Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                              Class D
                                                                           For                                 For the
                                                                         the Six                               Period
The following per share data and ratios have been derived                 Months                               Oct. 21,
from information provided in the financial statements.                    Ended            For the Year        1994++ to
                                                                         Jan. 31,         Ended July 31,       July 31,
                                                                           1998          1997        1996         1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                  $10.35         $9.92       $9.85        $9.48
Operating                                                               ---------     ---------   ---------    ---------


Per Share            Net asset value, beginning of period                  $10.73        $10.28      $10.31        $9.99
Operating                                                               ---------     ---------   ---------    ---------
Performance:         Investment income -- net                                 .27           .52         .53          .41
                     Realized and unrealized gain (loss) on
                     investments -- net                                       .12           .45        (.03)         .32
                                                                        ---------     ---------   ---------    ---------
                     Total from investment operations                         .39           .97         .50          .73
                                                                        ---------     ---------   ---------    ---------
                     Less dividends and distributions:
                     Investment income -- net                                (.27)         (.52)       (.53)        (.41)
                     Realized gain on investments -- net                       --+           --          --           --
                                                                        ---------     ---------   ---------    ---------
                     Total dividends and distributions                       (.27)         (.52)       (.53)        (.41)
                                                                        ---------     ---------   ---------    ---------
                     Net asset value, end of period                        $10.85        $10.73      $10.28       $10.31
                                                                        =========     =========   =========    =========

Total Investment     Based on net asset value per share                      3.69%++++     9.70%       4.88%        7.57%++++
Return:**                                                               =========     =========   =========    =========

Ratios to Average    Expenses, net of reimbursement                          1.00%*        1.02%        .94%         .92%*
Net Assets:                                                             =========     =========   =========    =========
                     Expenses                                                1.00%*        1.02%       1.05%        1.07%*
                                                                        =========     =========   =========    =========
                     Investment income -- net                                4.90%*        4.99%       5.05%        5.27%*
                                                                        =========     =========   =========    =========

Supplemental         Net assets, end of period (in thousands)                $845          $924        $684         $796
                                                                        =========     =========   =========    =========
                     Portfolio turnover                                     15.76%        28.42%      53.99%       22.36%
                                                                        =========     =========   =========    =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Amount is less than $.01 per share.
                  ++ Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch Minnesota Municipal Bond Fund       January 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Minnesota Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing sm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account          Distribution
                          Maintenance Fee          Fee

Class B                        0.25%              0.25%
Class C                        0.25%              0.35%
Class D                        0.10%                --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              MLFD                MLPF&S

Class A                        $40                  $480
Class D                         $8                   $89

For the six months ended January 31, 1998, MLPF&S received contingent deferred sales charges of $12,536 relating to transactions in Class B Shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1998 were $7,478,468 and $7,306,392, respectively.

Net realized gains for the six months ended January 31, 1998 and net unrealized gains as of January 31, 1998 were as follows:

                                Realized            Unrealized
                             Gains (Losses)            Gains

Long-term investments            $295,120            $3,635,066
                             ------------          ------------
Total                            $295,120            $3,635,066
                             ============          ============

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $3,635,066, all of which related to appreciated securities. The aggregate cost of investments at January 31, 1998 for Federal income tax purposes was $43,175,047.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $1,841,392 and $9,836,070 for the six months ended January 31, 1998 and for the year ended July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six                             Dollar
Months Ended Jan. 31, 1998            Shares           Amount

Shares sold                           118,287       $1,260,623
Shares issued to shareholders
in reinvestment of dividends
and distributions                       9,216           98,736
                                 ------------     ------------

Total issued                          127,503        1,359,359
Shares redeemed                       (45,948)        (490,791)
                                 ------------     ------------
Net increase                           81,555         $868,568
                                 ============     ============

Class A Shares for the                                 Dollar
Year Ended July 31, 1997              Shares           Amount

Shares sold                            98,009       $1,023,047
Shares issued to shareholders
in reinvestment of dividends           14,256          148,635
                                 ------------     ------------
Total issued                          112,265        1,171,682
Shares redeemed                      (182,062)      (1,903,527)
                                 ------------     ------------
Net decrease                          (69,797)       $(731,845)
                                 ============     ============

Class B Shares for the Six                             Dollar
Months Ended Jan. 31, 1998            Shares           Amount

Shares sold                           132,622       $1,424,002
Shares issued to shareholders
in reinvestment of dividends
and distributions                      46,000          492,305
                                 ------------     ------------
Total issued                          178,622        1,916,307
Shares redeemed                      (442,670)      (4,737,200)
                                 ------------     ------------
Net decrease                         (264,048)     $(2,820,893)
                                 ============     ============

Class B Shares for the                                 Dollar
Year Ended July 31, 1997              Shares           Amount

Shares sold                           305,442       $3,191,085
Shares issued to shareholders
in reinvestment of dividends          102,880        1,072,270
                                 ------------     ------------
Total issued                          408,322        4,263,355
Automatic conversion
of shares                              (3,064)         (31,885)
Shares redeemed                    (1,293,215)     (13,469,917)
                                 ------------     ------------
Net decrease                         (887,957)     $(9,238,447)
                                 ============     ============

Class C Shares for the Six                             Dollar
Months Ended Jan. 31, 1998            Shares           Amount

Shares sold                            19,875         $214,817
Shares issued to shareholders
in reinvestment of dividends
and distributions                       1,855           19,862
                                 ------------     ------------
Total issued                           21,730          234,679
Shares redeemed                        (3,385)         (36,530)
                                 ------------     ------------
Net increase                           18,345         $198,149
                                 ============     ============

Class C Shares for the                                 Dollar
Year Ended July 31, 1997              Shares           Amount

Shares sold                            32,853         $341,854
Shares issued to shareholders
in reinvestment of dividends            3,607           37,599
                                 ------------     ------------
Total issued                           36,460          379,453
Shares redeemed                       (43,065)        (449,673)
                                 ------------     ------------
Net decrease                           (6,605)        $(70,220)
                                 ============     ============

Class D Shares for the Six                             Dollar
Months Ended Jan. 31, 1998            Shares           Amount

Shares sold                             1,696          $18,390
Shares issued to shareholders
in reinvestment of dividends
and distributions                         839            8,988
                                 ------------     ------------
Total issued                            2,535           27,378
Share redeemed                        (10,776)        (114,594)
                                 ------------     ------------
Net decrease                           (8,241)        $(87,216)
                                 ============     ============

Class D Shares for the                                 Dollar
Year Ended July 31, 1997              Shares           Amount

Shares sold                            17,418         $181,470
Automatic conversion
of shares                               3,064           31,885
Shares issued to shareholders
in reinvestment of dividends            1,541           16,086
                                 ------------     ------------
Total issued                           22,023          229,441
Shares redeemed                        (2,396)         (24,999)
                                 ------------     ------------
Net increase                           19,627         $204,442
                                 ============     ============

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $656,000, of which $369,000 expires in 2003 and $287,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863